Supplement dated July 14, 2015
to the Statement of Additional Information (the "SAI"), dated May1, 2015, for the following fund:
Fund
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Seligman Global Technology Fund
The information under the subsection The Investment Manager and Subadvisers - Portfolio Managers in the Investment Management and Other Services section of the SAI for the above mentioned Fund has been superseded and replaced with the following:
Other Accounts Managed (excluding the fund)
Fund	Portfolio Manager	Number and type of account*	Approximate Total Net Assets	Performance Based Accounts**	Potential Conflicts of Interest	Structure of Compensation
VP – Seligman Global Technology Fund	Paul Wick	4 RICs 2 PIVs 3 other accounts	$4.67 billion $199.77 million $5.92 million	None	(3)	(59)
	Clark Westmont(d)	3 other accounts	$4.37 million
	Shekhar Pramanick	3 RICs 1 PIV 5 other accounts	$4.40 billion $26.27 million $2.50 million
	Sanjay Devgan	3 RICs 1 PIV 2 other accounts	$4.40 billion $26.27 million $0.36 million
	Jeetil Patel(d)	4 other accounts	$1.11 million
	Rahul Narang	4 RICs 8 other accounts	$1.55 billion $67.56 million		(3)	(32)
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(d)	The portfolio manager began managing the Fund after its fiscal year end; reporting information is provided as of May 31, 2015.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-250 A (7/15)